UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 3, 2008

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification
incorporation)		Number)

2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 230.425)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange
Act (17 CFR 230.425)

[_]	Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange
Act (17 CFR 230.425)

Item 5.02(e)	Compensatory Arrangements of Certain Officers

Employment Agreements

On May 3, 2008 Chemed Corporation and Kevin J. McNamara, its Chief Executive Officer and President, entered into an Employment Agreement which provides for an annual base salary of $700,000.  If the Corporation terminates Mr. McNamara’s employment without cause, as defined in the agreement, he shall receive five times his annual base salary plus a pro-rated portion of his annual incentive bonus, and shall continue to participate in the Corporation’s welfare benefit plans for eighteen months, in exchange for two-year post termination noncompete and nonsolicitation covenants.

Item 9.01		Financial Statements and Exhibits
	c)	Exhibits

10.01	Employment Agreement dated as of May 3, 2008 between Chemed Corporation and Kevin J. McNamara.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: May 6, 2008	By:	/s/ Arthur V. Tucker, Jr.
Arthur V. Tucker, Jr.
Vice President and Controller